 Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Statements

On December 20, 2024, Summit Healthcare REIT, Inc. ("Summit" “we” or the “Company”), through our consolidated subsidiary Summit Georgia Holdings LLC, disposed of our our eight properties located in Georgia (“GA8 Properties”). As a result of the disposal,  as of December 20, 2024, the GA8 Properties will no longer be included in our consolidated financial statements.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2024 assumes that the sale occurred on September 30, 2024. The following unaudited pro forma condensed consolidated statements of operations of the Company for the nine month period ended September 30, 2024 and for the year ended December 31, 2023 are presented as if the disposal had occurred as of January 1, 2023.

The unaudited pro forma condensed consolidated financial statements are presented based on information currently available, are intended for informational purposes only, and do not purport to represent what the Summit financial position and results of operations actually would have been had the sale occurred on the dates indicated, or to project Summit's financial performance for any future period.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the unaudited condensed consolidated financial statements and accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in Summit's Form 10-Q for the period ended September 30, 2024. The unaudited pro forma condensed consolidated financial statements and the accompanying notes should also be read in conjunction with the audited consolidated financial statements and accompanying notes and “Management's Discussion and Analysis of Financial Condition and Results of Operations” included in Summit's Form 10-K for the year ended December 31, 2023.

The Historical columns in the Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Unaudited Pro Forma Consolidated Statements of Operations reflect Summit's historical financial statements for the periods presented and do not reflect any adjustments related to the disposal.

The information in the Pro forma adjustments column in the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024 was derived from the unaudited information supporting the Form 10-Q for the nine months ended September 30, 2024. The information in the Pro forma adjustments column in the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2023 was derived from the audited information supporting the Form 10-K for the fiscal year ended December 31, 2023.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of September 30, 2024

	Historical	Pro forma adjustments		Pro forma
ASSETS
Cash and cash equivalents	$24,198,000	$-		$24,198,000
Restricted cash	2,873,000	-		2,873,000
Real estate properties, net	40,270,000	-		40,270,000
Tenant and other receivables, net	1,811,000	-		1,811,000
Other assets, net	1,160,000	-		1,160,000
Equity-method investment	415,000	-		415,000
Contract assets associated with GA8 Properties	130,880,000	(130,880,000)	A	-
Total assets	$201,607,000	$(130,880,000)		$70,727,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$4,368,000	$-		$4,368,000
Accrued interest associated with GA8 Properties	8,540,000	(8,540,000)	A	-
Security deposits	338,000	-		338,000
Loans payable, net of debt issuance costs	41,315,000			41,315,000
Loans payable associated with GA8 Properties	122,340,000	(122,340,000)	A	-
Total liabilities	176,901,000	(130,880,000)		46,021,000

Preferred stock, $0.001 par value; 10,000,000 shares authorized; no shares issued or outstanding September 30, 2024	-	-		-
Common stock, $0.001 par value; 290,000,000 shares authorized; 23,027,978 shares issued and outstanding at September 30, 2024	23,000	-		23,000
Additional paid-in capital	116,509,000	-		116,509,000
Accumulated deficit	(91,972,000)	-		(91,972,000)
Total stockholders’ equity	24,560,000	-		24,560,000
Noncontrolling interest	146,000	-		146,000
Total equity	24,706,000			24,706,000
Total liabilities and stockholders’ equity	$201,607,000	$(130,880,000)		$70,727,000

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2024

	Historical	Pro forma adjustments		Pro forma
Revenues:
Total rental revenues	$7,648,000	$(2,083,000)	B	$5,565,000
Resident fees and services	5,217,000	-		5,217,000
Asset management fees	219,000	-		219,000
Total operating revenue	13,084,000	(2,083,000)		11,001,000
Expenses:
Property operating costs	1,164,000	(75,000)	B	1,089,000
Resident costs	4,458,000	-		4,458,000
General and administrative	3,360,000	(4,000)	B	3,356,000
Depreciation and amortization	2,358,000	(929,000)	B	1,429,000
Total operating expenses	11,340,000	(1,008,000)		10,332,000

Gain on derecognition associated with GA8 Properties	(27,455,000)	27,455,000	B	-
Gain on sale of real estate properties	(11,151,000)	-		(11,151,000)

Operating income	40,350,000	(28,530,000)	B	11,820,000

Income from equity-method investee	1,797,000	-		1,797,000
Other income	349,000	(31,000)	B	318,000
Interest expense	(2,617,000)	150,000	B	(2,467,000)
Interest expense associated with GA8 Properties	(13,233,000)	13,233,000	B	-
Net income	$26,646,000	(15,178,000)		$11,468,000
Noncontrolling interests’ share in net income	(83,000)	-		(83,000)
Net income applicable to common stockholders	$26,563,000	$(15,178,000)		$11,385,000

Basic and diluted loss per common share applicable to common stockholders	$1.15			$0.49
Weighted average shares used to calculate basic and diluted net loss per common share	23,027,978			23,027,978

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

	Historical	Pro forma adjustments		Pro forma
Revenues:
Total rental revenues	$18,072,000	$(11,829,000)	B	$6,243,000
Resident fees and services	6,823,000	-		6,823,000
Asset management fees	554,000	-		554,000
Total operating revenue	25,449,000	(11,829,000)		13,620,000

Expenses:
Property operating costs	3,773,000	(1,287,000)	B	2,486,000
Resident costs	5,772,000	-		5,772,000
General and administrative	5,171,000	(7,000)	B	5,164,000
Depreciation and amortization	7,318,000	(5,102,000)	B	2,216,000
Impairment of real estate properties and intangible assets	11,387,000	(11,387,000)	B	-
Total operating expenses	33,421,000	(17,783,000)		15,638,000

Loss on derecognition associated with GA8 Properties	-	4,543,000	C	4,543,000

Operating loss	(7,972,000)	1,411,000	B	(6,561,000)

Loss from equity-method investee	(754,000)	-		(754,000)
Other income	399,000	(182,000)	B	217,000
Interest expense	(4,270,000)	768,000	B	(3,502,000)
Interest expense associated with GA8 properties	(13,251,000)	13,251,000	B	-
Gain on consolidation of interest in unconsolidated equity-method investment	1,066,000	-		1,066,000
Net loss	(24,782,000)	15,248,000		(9,534,000)
Noncontrolling interests’ share in net income	(19,000)	-		(19,000)
Net loss applicable to common stockholders	$(24,801,000)	$15,248,000		$(9,553,000)

Basic and diluted loss per common share from continuing operations applicable to common stockholders	$(1.08)			$(0.41)
Weighted average shares used to calculate basic and diluted net loss per common share	23,027,978			23,027,978

See accompanying notes to the unaudited condensed consolidated pro forma financial statements.

SUMMIT HEALTHCARE REIT, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Note A:

The following assets and liabilities related to the GA8 Properties were included in the unaudited condensed consolidated balance sheet as of September 30, 2024 and are being removed in the unaudited pro forma condensed consolidated balance sheet as a result of the Sale:

ASSETS
Contract assets associated with GA8 Properties	$130,880,000
Total assets	130,880,000

LIABILITIES
Accrued interest associated with GA8 Properties	$8,540,000
Loans payable associated with GA8 Properties	122,340,000
Total liabilities	$130,880,000

Net Equity	$-

Note B:

The following operations for the year ended December 31, 2023 and the nine months ended September 30, 2024 related to the GA8 Properties have been removed from the Company’s historical balances for pro forma purposes:

	For the Year Ended December 31, 2023	For the Nine Months Ended September 30, 2024
Revenues:
Total rental revenues	$11,829,000	$2,083,000
	11,829,000	2,083,000
Expenses:
Property operating costs	1,287,000	75,000
General and administrative	7,000	4,000
Depreciation and amortization	5,102,000	929,000
Impairment of real estate properties and intangible assets	11,387,000	-
Total operating expenses	17,783,000	1,008,000

Gain on derecognition associated with GA8 Properties	-	(27,455,000)

Operating income	(5,954,000)	28,530,000

Other income	182,000	31,000
Interest expense	(768,000)	(150,000)
Interest expense associated with GA8 properties	(13,251,000)	(13,233,000)
Net (loss) income	$(19,791,000)	$15,178,000

Note C:

The following loss for the year ended December 31, 2023 has been calcuated as if the GA8 Properties were disposed of as of Janaury 1, 2023.

Total GA8 assets as of January 1, 2023	$131,671,000
Total GA8 liabilities as of January 1, 2023	$127,128,000
Loss associated with the disposal of the GA8 Properties	$4,543,000